UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported):     November 13, 2013

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On November 13, 2013, Jack in the Box Inc. issued a press release announcing that it will report fourth quarter fiscal 2013 operating results after market close on Wednesday, November 20, 2013, and that the company will host a conference call to review the results on Thursday, November 21, 2013, beginning at 8:30 a.m. PT.  A copy of the press release is attached to this report as Exhibit 99.1

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits.

Exhibit
No.	Description
99.1	Press Release of Jack in the Box Inc. dated November 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/s/ JERRY P. REBEL
Jerry P. Rebel
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: November 13, 2013